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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  JULY 27, 2006

                           NEWMONT MINING CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                                    001-31240
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                            (Commission File Number)

                                   84-1611629
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                       (I.R.S. Employer Identification No.

                   1700 Lincoln Street, Denver, Colorado 80203
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               (Address of principal executive offices) (zip code)

                                 (303) 863-7414
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 27, 2006, Newmont Mining Corporation, a Delaware corporation, issued a news release reporting its financial results for the second quarter ended June 30, 2006. A copy of the news release is furnished as Exhibit 99.1 to this report.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number    Description of Exhibit
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99.1              News Release dated July 27, 2006

                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             By:    Sharon E. Thomas
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                                             Name:  Sharon E. Thomas
                                             Title: Vice President and Secretary

Dated: July 27, 2006

                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit
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99.1              News Release dated July 27, 2006

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